Initial Public Offering	12 Months Ended
Dec. 31, 2022
Initial Public Offering
Initial Public Offering

3.	Initial Public Offering

Pursuant to the Public Offering, on November 24, 2021, the Company sold 24,000,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).

On December 1, 2021, the Company consummated the closing of the sale of an additional 3,600,000 Units (“Option Units”) at $10.00 per Option Unit pursuant to the underwriters’ exercise in full of their over-allotment option, generating gross proceeds of $36,000,000.